UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IRON MOUNTAIN INCORPORATED
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 5, 2008.

This is the Notice of the 2008 Annual Meeting of Stockholders of Iron Mountain Incorporated.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

To view this material, have the 12-digit Control #(s) available.

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below before May 22, 2008 to facilitate timely delivery.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

IRON MOUNTAIN INCORPORATED Vote In Person
745 ATLANTIC AVENUE BOSTON, MA 02111

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting for holders as of April 10, 2008
is to be held on June 5, 2008 at 10:00 A.M. EDT to consider
the voting items set forth on the next page		From Points West:

at:	Offices of Sullivan & Worcester 1 Post Office Square Boston, MA 02109

Take the Massachusetts Turnpike (1-90) into Boston. Take exit 24B to 1-93 North, and then take exit 23, Government Center. Stay left off the exit (following signs for Govt. Center/Faneuil Hall). Take your first left onto North Street, follow it to the end and turn left onto Congress Street. At the third light turn left onto Milk Street. Take your second right onto Oliver Street. Enter the garage to the right through the private way between the Langham hotel and the office building.

Directions to the meeting:

From Points North:		From Logan Airport:

Take 1-93 South to exit 24, toward Callahan Tunnel/Logan Airport. Turn right onto North Street, then left onto Congress Street. At the third light turn left at Milk Street. Take your second right onto Oliver Street. Enter the One Post Office Square parking garage to the right through private way between the Langham hotel and the office building.

Follow signs for Boston through the Sumner Tunnel. After exiting the tunnel follow the signs for 1-93 South to exit 24, toward Callahan Tunnel/Logan Airport. Turn right onto North Street, then left onto Congress Street. At the third light turn left at Milk Street Take your second right onto Oliver Street. Enter the parking garage to the right through private way between the Langham hotel and the office building.

From the Prudential Center, Copley Square
From Points South:		or Boylston Street (Backbay):

Take 1-93 North to exit 23, Government Center. Stay left off the exit (following signs for Govt. Center/Faneuil Hall). Take your first left onto North Street, follow it to the end and turn left onto Congress Street. At the third light turn left onto Milk Street. Take your second right onto Oliver Street. Enter the garage to the right through the private way between the Langham hotel and the office building.

Take Boylston Street toward the Boston Common. Turn left onto Charles Street. Turn right onto Beacon Street. Beacon Street crosses Tremont Street and becomes School Street. At the end of School Street turn left onto Washington Street and immediately right onto Water Street. Follow Water Street three blocks to a large statue at Liberty Square and turn right onto Kilby Street. Cross Milk Street and enter the garage to the right through the private way between the Langham hotel and the office building.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” ITEMS 1, 2, 3, 4 AND 5.

1.	The election of nine (9) directors to the Iron Mountain Incorporated board of directors for a one-year term or until their successors are elected and qualified;

	Nominees:

	01)	Clarke H. Bailey	06)	Arthur D. Little
	02)	Constantin R. Boden	07)	C. Richard Reese
	03)	Robert T. Brennan	08)	Vincent J. Ryan
	04)	Kent P. Dauten	09)	Laurie A. Tucker
	05)	Michael Lamach

2.

The approval of an amendment to the Iron Mountain Incorporated 2002 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 7,500,000 from 12,528,815 to 20,028,815 and extend the termination date thereunder from March 31, 2012 to March 31, 2018.

3.

The approval of an amendment to the Iron Mountain Incorporated 2006 Senior Executive Incentive Program to modify the definition of participant, increase the maximum compensation payable thereunder and modify and re-approve the payment criteria thereunder.

4.	The approval of an amendment to the Iron Mountain Incorporated 2003 Senior Executive Incentive Program to modify and re-approve the payment criteria thereunder.

5.

The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated’s independent registered public accounting firm for the year ending December 31, 2008; and

6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Control #

New York Life Trust Company, as Trustee of The Iron Mountain Companies 401 (k) Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by us as holder of record. We shall be pleased to vote your securities in accordance with your wishes if you follow the proxy voting instructions attached.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions, as directed by The Iron Mountain Companies 401 (k) Plan, is that securities for which no voting instructions have been given shall be voted in the same ratio as the ratio in which the total shares with respect to which timely directions were received were voted in such matters. In order to ensure that your securities are voted as you wish, please return your proxy to us by June 3, 2008.

New York Life Trust Company